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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 26, 2005 (May 23, 2005)

Myogen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50438	84-1348020

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West 103rd Avenue, Suite 102 Westminster, Colorado	80021

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 410-6666

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Amendment to Collaboration and Option Agreement
Form of License, Development and Commercialization Agreement
Press Release

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On May 23, 2005, we (“Myogen” or the “Company”) entered into an amendment (the “Amendment”) to our Collaboration and Option Agreement (the “Collaboration Agreement”) with Novartis Institutes for BioMedical Research, Inc. (“Novartis”).

     In connection with the Amendment, we will receive undisclosed signing fees and research funding for a minimum of three years and Novartis receives the exclusive right to license new histone deacetylase inhibitor (“HDACi”) product candidates developed through the collaboration for treating cardiac hypertrophy and heart failure. If Novartis exercises its option to license such HDACi product candidates, Myogen and Novartis have agreed to enter into a License, Development and Commercialization Agreement (For HDAC Inhibitor Compounds) in the form attached to this Form 8-K as Exhibit 10.41 (the “Form of License Agreement”). Under the terms of the Form of License Agreement, Novartis will fund further development of licensed HDACi product candidates, make additional payments conditioned upon the achievement of certain milestones for each HDACi product that is developed as a result of the collaboration and pay us royalties for sales of any HDACi product that is successfully commercialized. Upon the completion of Phase 2 clinical trials of certain HDACi product candidates Novartis has licensed from us under the Form of License Agreement, we have an option to enter into a co-promotion and profit sharing agreement with Novartis for that product candidate in certain markets, subject to our reimbursement of development expenses incurred through the completion of the Phase 2 trials, our agreement to share future development and marketing costs and elimination of the royalty payable to us.

     The Amendment and the Form of License Agreement are filed as Exhibits 10.40 and 10.41, respectively, to this Form 8-K. We have applied for confidential treatment with respect to portions of the Amendment and the Form of License Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

     On May 26, 2005, we issued a press release relating to the expansion of our collaboration with Novartis. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

     In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 and attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

10.40*	Amendment to Collaboration and Option Agreement between Novartis Institutes for BioMedical Research, Inc. and the Company dated May 23, 2005.

10.41*	Form of License, Development and Commercialization Agreement (For HDAC Inhibitor Compounds) between Novartis Institutes for BioMedical Research, Inc. and the Company.

99.1	Press Release, dated May 26, 2005, entitled “Myogen Announces Expansion of Drug Discovery Collaboration.”

*	We have applied for confidential treatment with respect to portions of these agreements. Omitted portions have been filed separately with the Securities and Exchange Commission.

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Safe Harbor Statement; Forward Looking Statements.

     This filing and the attached press release contain forward-looking statements that involve significant risks and uncertainties, including the statements relating to the potential for our discovery research program and collaboration with Novartis. Actual results could differ materially from those projected and we caution investors not to place undue reliance on the forward-looking statements contained in this release.

     Among other things, our results may be affected by difficulties or delays in our research and development program, difficulties or delays in our clinical trials, competition from other pharmaceutical and biotechnology companies, regulatory developments involving current and future products, our effectiveness at managing our financial resources and our ability to successfully develop and market our current products. The discovery research program may not succeed in identifying additional therapeutic targets, product candidates or products. Novartis may choose to terminate or not renew the collaboration agreement, possibly delaying our development programs and increasing our operating loss. If our product candidates, including darusentan, ambrisentan and enoximone, do not meet the safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and we will not be able to market them. If we are unable to raise additional capital when required or on acceptable terms, we may have to significantly delay, scale back or discontinue one or more of our drug development or discovery research programs. We are at an early stage of development and may not ever have any products that generate significant revenue.

     Additional risks and uncertainties relating to the company and our business can be found in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2004 and our periodic reports on Form 10-Q and Form 8-K. We are providing the information contained in this release as of the date of the release and do not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 26, 2005

MYOGEN, INC.

By:	/s/ Andrew D. Dickinson

Andrew D. Dickinson
Its:	Vice President and General Counsel

3.

EXHIBIT INDEX

Exhibit No.	Description
10.40*	Amendment to Collaboration and Option Agreement between Novartis Institutes for BioMedical Research, Inc. and the Company dated May 23, 2005.

10.41*	Form of License, Development and Commercialization Agreement (For HDAC Inhibitor Compounds) between Novartis Institutes for BioMedical Research, Inc. and the Company.

99.1	Press Release, dated May 26, 2005, entitled “Myogen Announces Expansion of Drug Discovery Collaboration.”

*	We have applied for confidential treatment with respect to portions of these agreements. Omitted portions have been filed separately with the Securities and Exchange Commission.

4.